                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       PERICOM SEMICONDUCTOR CORPORATION
            (Exact name of registrant as specified in its charter)

               California                             77-0254621
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)              Identification Number)

           2380 Bering Drive                             95131
          San Jose, California                         (Zip Code)
(Address of principal executive offices)

If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A.(c), please check              Instruction A.(d), please check
the following box. [_]                       the following box. [X]

Securities Act registration statement file number to which this form relates:
333-35327

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                  Name of each exchange on which
     to be so registered                  each class is to be registered
     -------------------                  ------------------------------

       Not Applicable                             Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, no par value
                               (Title of class)

ITEM 1.  Description of Registrant's Securities to Be Registered.
         -------------------------------------------------------

     Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-35327), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on September 10, 1997.


ITEM 2.  Exhibits.
         --------

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

  2.1 Amended and Restated Articles of Incorporation of the Registrant. Incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registration Statement.

  2.2    Amended Bylaws of the Registrant.  Incorporated herein by reference to
         Exhibit 3.3 and 3.4 to the Registration Statement.



                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     PERICOM SEMICONDUCTOR
                                     CORPORATION



                                     Date:  October 27, 1997
                                            -----------------------------------

                                     By:    /s/ Patrick B. Brennan
                                            -----------------------------------
                                     Patrick B. Brennan
                                     Vice President, Finance and Administration

                                   EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

  2.1 Amended and Restated Articles of Incorporation of the Registrant. Incorporated herein by reference to Exhibits 3.1 and 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-35327), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on September 10, 1997.

  2.2    Amended Bylaws of the Registrant.  Incorporated herein by reference to
         Exhibit 3.3 and 3.4 to the Registration Statement.